Contingent Liabilities	12 Months Ended
Dec. 31, 2015
Contingent Liabilities
Contingent Liabilities

NOTE 17. CONTINGENT LIABILITIES

We are party to numerous lawsuits, regulatory proceedings and other matters arising in the ordinary course of business. In evaluating these matters on an ongoing basis, we take into account amounts already accrued on the balance sheet. In our opinion, although the outcomes of these proceedings are uncertain, they should not have a material adverse effect on our financial position, results of operations or cash flows.

We have contractual obligations to purchase certain goods or services from various other parties. Our purchase obligations are expected to be approximately $22,929 in 2016, $9,437 in total for 2017 and 2018, $6,159 in total for 2019 and 2020 and $10,174 in total for years thereafter.

See Note 10 for a discussion of collateral and credit-risk contingencies.